Exhibit No. 10.1

     AMENDMENT NO. 2 ("this "Amendment"), dated as of July 7, 1995, to the Letter of Credit Agreement, dated as of January 26, 1995, among KEMPER ASSET HOLDINGS, INC., a Delaware corporation (the "Applicant"), the Banks party thereto (each, a "Bank" and, collectively, the "Banks") and The Bank of New York, as administrative agent (in such capacity, the "Administrative Agent"), and The Bank of New York, as issuing bank (in such capacity, the "Issuing Bank"), as amended by the First Amendment thereto, dated as of February 27, 1995 (the "Agreement").

     RECITALS

     1. Capitalized terms used herein that are defined in the Agreement shall have the meanings therein defined.

     2. The Applicant has requested that the Agreement be amended (i) to increase the Credit Amount of one or more Banks, (ii) to increase the Aggregate Credit Amount and the Available Amount of each Letter of Credit, (iii) to extend the Termination Date, (iv) to permit the Acquisition and (v) and in other respects, all as set forth herein. The Banks, the Administrative Agent and the Issuing Bank are willing to so amend the Agreement upon the terms and conditions herein contained.

     3. In addition, Banks (identified in Attachment A hereto) (each, an "Assigning Bank") are assigning all of their rights and obligations under the Agreement to The Bank of New York (the "Assignee Bank") pursuant to assignments in the form of Attachment B (each, an "Assignment"), as a result of which the Credit Amount of the Assignee Bank will be the amount set forth opposite its name on the signature pages hereof. Upon the execution and delivery of the Assignments and the occurrence of the Amendment No. 2 Effective Date, the only Bank a party to the Agreement will be the Assignee Bank.

     Therefore, in consideration of the RECITALS and the terms and conditions herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed that the Agreement be, and the same hereby is, amended in the following respects:

     4. Section 1.1 is amended to add the following definitions in their appropriate alphabetic place:

         "Acquisition" means the merger of a corporation owned by the Investor Group with and into the Guarantor and, in connection therewith, the acquisition by merger of KFS by Zurich or an affiliate of Zurich, all as contemplated by the Acquisition Agreements.

         "Acquisition Agreements" means the Agreement and Plan of Merger among the Investor Group, ZIP Acquisition Corp. and the Guarantor dated as of May 15, 1995 and the Agreement and Plan of Merger among Zurich, KFS Acquisition Corp., KFS, KFC and the Guarantor dated as of May 15, 1995.

         "Acquisition Termination Event" means any event giving rise to the Acquisition not being consummated as contemplated by the Acquisition Agreement, whether by reason of the expiration, termination or abandonment thereof or if the Acquisition shall be prohibited or any necessary consents or approvals thereto or thereof shall not be obtained or obtainable or shall be denied.

         "Amendment No. 2" means Amendment No. 2 to this Agreement, dated as of July 7, 1995.

         "Amendment No. 2. Effective Date" is defined in Amendment No. 2.

         "Investor Group" means Zurich, Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P.

         "Zurich" means Zurich Insurance Company.

         "Credit Amount" means in respect of any Bank, the amount set forth opposite such Bank's name on the appropriate signature page of Amendment No. 2 or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Credit Amount assigned to such Bank, in either case as the same may be reduced from time to time in accordance with the terms of this Agreement.

         "Termination Date" means July 7, 1996."

     5.  Section 2.7(b) is restated in its entirety to read as follows:

     (b) Letter of Credit Fee. The Applicant shall pay directly to the Administrative Agent for the ratable benefit of each Bank a non-refundable letter of credit fee (computed on the basis of a year of 360 days for the actual number of days elapsed) at a rate per annum, for each day, equal to 0.250% of the Available Amount of each Letter of Credit as from time to time in effect in quarterly installments in arrears on the first day of each June, September, December and March, commencing on September 1, 1995, and on the Termination Date or on such earlier date as such Letter of Credit is terminated in accordance with the terms hereof, provided, however, that upon the occurrence of an Acquisition Termination Event such fee shall be increased to 1.250% and the Applicant shall pay directly to the Administrative Agent for the ratable benefit of each Bank a non-refundable additional fee equal to 1% of the Available Amount of such Letter of Credit during the period from the Amendment No. 2 Effective Date to the date of such Acquisition Termination Event, which additional fee shall be payable within ten days after such Acquisition Termination Event.

     6. Section 7.1 (m) is amended to add the following after the word "Guarantor" contained therein:

     "(other than the Acquisition)".

     7. Section 7.1 is further amended to delete the word "or" appearing at the end of Section 7.1(p), to substitute "; or" for the period appearing at the end of Section 7.1(q), and to add the following Section 7.1(r):

         (r) the Guarantor's Senior Rating shall not be at least BB from S&P and Ba2 from Moody's.

     8. Schedule 2.1 is restated in its entirety to read as set forth in Attachment C hereto.

     9. This Amendment and the Assignments shall not be effective until such time (the "Amendment No. 2 Effective Date") as each of the following conditions has been fulfilled:

     (i) The Administrative Agent shall have received an original of this Amendment executed by a duly authorized officer of the Applicant, each of the Banks, the Issuing Bank and the Guarantor.

     (ii) On and as of the Amendment No. 2 Effective Date, no Default or Event of Default shall have occurred and be continuing.

     (iii) The Applicant shall have paid to the Administrative Agent all letter of credit fees under Section 2.7(b) accrued and unpaid to the Amendment No. 2 Effective Date, upon receipt of which the Administrative Agent agrees to promptly remit the same to each Bank pro rata according to the Credit Amounts before giving effect to the Assignments.

     (iv) The Applicant shall have paid to the Administrative Agent such fees as have been previously agreed to.

     (v) The Administrative Agent shall have received an executed counterpart of Amendment No. 2 to the Pledge and Security Agreement in the form of Attachment D (the "Security Agreement Amendment").

     (vi) The Administrative Agent shall have received a duly executed amendment to the Financing Statement in favor of the Administrative Agent presently on file with the Illinois Secretary of State, which amendment shall amend the description of the collateral to conform to the description thereof contained in the Security Agreement Amendment.

     (vii) The Administrative Agent shall have received an executed counterpart of the Amended Restated Note Proceeds Transfer Agreement in form and substance satisfactory to the Administrative Agent.

     (viii) The Administrative Agent shall have received an executed counterpart of a letter from Investors Fiduciary Trust Company, as custodian of assets of the Funds, including the Notes, in the form of Attachment E hereto, duly executed by such Trust Company and duly acknowledged by each Fund.

     (ix) The Administrative Agent shall have received such resolutions, incumbency certificates, secretary's certificates and opinions of counsel in support all of the foregoing as shall be satisfactory to the Administrative Agent.

     (x) The Administrative Agent shall have received Assignments duly executed by the relevant Assigning Banks and Assignee Bank.

     10. Simultaneously upon fulfillment of the foregoing conditions, the Issuing Bank agrees to issue an amendment to each Letter of Credit (each, a "Letter of Credit Amendment") in the form of Attachment F hereto.

     11. The Applicant reaffirms and admits the validity and enforceability of the Credit Documents and all of its obligations thereunder, agrees and admits that it has no defenses to or offsets against any of its obligations to the Administrative Agent, the Issuing Bank and the Banks under the Credit Documents, and represents and warrants that there exists no Default or Event of Default, and that the representations and warranties contained in the Agreement are true and correct on and as of the date hereof, except such thereof as relate solely to an earlier date.

     12. Except as amended hereby, the Credit Documents shall remain in full force and effect, and no amendment of any term or condition of the Agreement herein contained shall be deemed to be an amendment of any other term or condition contained in the Agreement or any other Credit Document or constitute a waiver of any Default or Event of Default.

     13. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     14. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     The Applicant, the Administrative Agent, the Issuing Bank and The Bank of New York have caused this Amendment No. 2 to be duly executed as of the date first above written.

             KEMPER ASSET HOLDINGS, INC.



             By:
                 /S/JOHN W. BURNS
                 ----------------
             Title:  Treasurer
                    -------------





     Credit Amount $212,000,000          THE BANK OF NEW YORK,
                                         Individually and as
                                         Administrative Agent and
                                         Issuing Bank


             By: /S/BENJAMIN L. BALKIND
                  ---------------------
             Name: Benjamin L. Balkind
                   --------------------
             Title: Assistant Vice President


     The Guarantor consents to the execution and delivery of the foregoing Amendment and acknowledges and agrees that the Guaranty
Agreement and the Collateral Subordination Agreement, each dated as of January 26, 1995, remain in full force and effect.

KEMPER CORPORATION



By: /S/JOHN W. BURNS
       -------------
Name: John W. Burns
       -------------
Title: Treasurer
       -------------




     ATTACHMENT A


                    Credit Amount
                    assigned to
Assigning           Existing Credit        BNY as an
Bank                Amount                 Assignee Bank

The Bank of         $41,000,000            $41,000,000
  Montreal

Credit Suisse       $41,000,000            $41,000,000

The First National
  Bank of Chicago   $41,000,000            $41,000,000

Mellon Bank, N.A.   $41,000,000            $41,000,000

TOTALS             $164,000,000           $164,000,000




     ATTACHMENT B

     FORM OF ASSIGNMENT


     Assignment (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of July 7, 1995 by and between ____________ (the "Assignor") and The Bank of New York (the "Assignee").

     RECITALS

     1. Reference is made to the Letter of Credit Agreement, dated as of January 26, 1995, by and among Kemper Asset Holdings, Inc., the Banks party thereto and The Bank of New York, as Administrative Agent and as Issuing Bank thereunder (as the same has been amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Each capitalized term used herein that is not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

     2. The Assignor wishes to assign and delegate to the Assignee, and the Assignee wishes to assume from the Assignor, some or all of the Assignor's rights and obligations under the Credit Documents upon the terms, and subject to the conditions, contained herein.

     Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and the Assignee hereby agree as follows:

     A.  Defined Terms

     When used in this Agreement, each of the following capitalized terms shall have the meaning ascribed thereto unless the context hereof otherwise specifically requires:

           "Assigned Percentage": 100%.

           "Assignment Effective Date": as defined in Section E.

           "Assignor Rights and Obligations": as of the Assignment Effective Date, the Assigned Percentage of all of the Assignor's rights and obligations under the Credit Documents, including, without limitation, the Assigned Percentage of its Credit Amount and of the aggregate amount of all outstanding Obligations.

     B.  Assignment

         The Assignor hereby assigns and delegates to the Assignee, and the Assignee hereby assumes from the Assignor, without recourse or, except as otherwise specifically provided herein, representation or warranty, the Assignor Rights and Obligations.

     C.  Representations and Warranties

         (a) Assignor. The Assignor hereby represents and warrants to the Assignee that its Credit Amount is $41,000,000.

         (b) Assignee. The Assignee represents and warrants to the Assignor that (i) it is legally authorized to enter into this Agreement,
(ii) it is an "accredited investor" within the meaning of Regulation D, as amended, promulgated under the Securities Act of 1933, as amended,
(iii) it has, independently and without reliance upon the Assignor or the Administrative Agent, and based on such documents and information as it has deemed appropriate, made its own evaluation of, and investigation into, the business, operations, Property, financial and other condition and creditworthiness of the Applicant and the Guarantor and made its own decision to enter into this Agreement, and (iv) it is a Bank as defined in the Credit Agreement.

     D.  Covenants of the Assignee

         The Assignee hereby covenants and agrees that it will, independently and without reliance upon the Assignor or the Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under the Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Applicant and the Guarantor.

     E.  Effectiveness of this Agreement

         (a) Section B of this Agreement shall not become effective until such date (the "Assignment Effective Date") as all of the following conditions shall have been fulfilled:

         (i) The Administrative Agent shall have executed a copy of this Agreement and shall have received duly executed counterparts hereof by each of the Assignor and the Assignee;

         (ii) The Assignor shall have delivered to the Assignee (with a copy to the Administrative Agent) a duly completed letter in the form of Annex A hereto;

         (b) Upon the Assignment Effective Date, (i) the Administrative Agent shall record the assignment contemplated hereby, (ii) the Assignee, for all purposes hereof, including the Assigned Percentage of the Assignor's Credit Amount, shall be a Bank, and (iii) the Assignor, to the extent of the assignment provided for herein, shall be released from its obligations under the Credit Documents.

         (c) The Assignee hereby appoints and authorizes the Administrative Agent to take such action, on and after the Assignment Effective Date, as agent on its behalf and to exercise such powers under the Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

         (d) From and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of Reimbursement Obligations and fees and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments with respect to amounts under the Credit Documents which accrued prior to the Assignment Effective Date and which were paid thereafter, directly between themselves.

     F.  Notices

         (a) All notices, requests and demands to or upon the Assignee in connection with this Agreement and the Credit Documents are to be sent or delivered to the place set forth adjacent to its name on its signature page of the Credit Agreement.

         (b) Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

         (c) This Agreement embodies the entire agreement and understanding between the Assignor, the Assignee, and the Administrative Agent with respect to the subject matter hereof and supersedes all other prior arrangements and understandings between the Assignor and the Assignee and the Administrative Agent with respect to the subject matter hereof.

         (d) This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.

         (e) Every provision of this Agreement is intended to be severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

         (f) This Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee and their respective successors and permitted assigns, except that neither such party may assign or transfer any of its rights or obligations hereunder (i) without the prior written consent of the other party, and (ii) in contravention of the Credit Agreement.

         (g) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York without regard to principles of conflict of laws.

	AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.


                                 [NAME OF ASSIGNOR]


                                 By:
                                     -------------------------
                                 Name:
                                     -------------------------
                                 Title:
                                     -------------------------


                                 THE BANK OF NEW YORK


                                 By:
                                     -------------------------
                                 Name: Benjamin L. Balkind
                                 Title: Assistant Vice President


Consented to and Accepted this 7th day
of July, 1995

THE BANK OF NEW YORK,
  as Administrative Agent


By:
   -------------------------
Name: Benjamin L. Balkind
Title: Assistant Vice President




     ANNEX A TO ASSIGNMENT

     FORM OF LETTER


                                           July 7, 1995


The Bank of New York
One Wall Street
New York, New York 10286
Attention: Benjamin L. Balkind
Assistant Vice President

         Re: Assignment, dated as of July 7, 1995, by and between _______________ and The Bank of New York (as the same may be amended, supplemented or otherwise modified from time to time, the "Assignment")

Ladies and Gentlemen:

         This letter is being delivered pursuant to Section E(a)(ii) of the Assignment. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Assignment.

         The Assignor hereby represents and warrants to the Assignee that its Credit Amount is $41,000,000 and it is the legal and beneficial owner of the Assignor Rights and Obligations free and clear of any adverse claim created by it.

                                       Very truly yours,

                                       [NAME OF ASSIGNOR]

                                       By:
                                             -------------------------
                                       Name:
                                             -------------------------
                                       Title:
                                             -------------------------




     ATTACHMENT C

     SCHEDULE 2.1

     The Letters of Credit will be amended with the result that the Available Amount of each Letter of Credit is as follows:


Letter of
Credit No.         LOC Amount        Principal           Interest

S00031924        $107,081,200       $100,000,000        $7,081,200
S00031925          85,648,000         80,000,000         5,648,000
S00031926          10,706,000         10,000,000           706,000
S00031927           5,363,600          5,000,000           363,600
S00031928           3,201,200          3,000,000           201,200
                  ===========        ===========         =========

TOTAL            $212,000,000       $198,000,000       $14,000,000




     ATTACHMENT D


     SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT



The Bank of New York,
as Administrative Agent
One Wall Street
New York, NY  10286
                         July 7, 1995

Ladies and Gentlemen:

     We refer to the Pledge and Security Agreement dated as of January 26, 1995, as amended by the First Amendment to Pledge and Security Agreement, dated February 27, 1995, currently in effect between you and us (the "Security Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Security Agreement. The Security Agreement grants you, as Administrative Agent for the Banks, a security interest in certain Collateral, including a Restated Note Proceeds Transfer Agreement, dated as of February 27, 1995, between the Assignor and the Payors (the "Prior Agreement"). The Assignor and the Payors have entered into an Amended Restated Note Proceeds Transfer Agreement dated as of July 7, 1995 (the "New Agreement") which will replace the Prior Agreement. Accordingly, in order to confirm that the Security Agreement refers to the New Agreement, this letter will constitute an agreement between you and us as follows:

         1. All references in the Security Agreement to the Prior Agreement shall be deemed references to the New Agreement. In addition, the term "Notes" as defined on page 1 of the Security Agreement is amended to read "the $198,000,000 principal amount of County of Orange, State of California, 1994-95 Taxable Notes dated July 8, 1994, as amended by that certain Second Amended Note Modification and Extension Agreement dated June 27, 1995 (the "Rollover Agreement"), made in reference to and incorporated into that certain Second Amended Stipulation of Settlement and Agreement Respecting Note Debt of the County of Orange dated June 27, 1995 (the "Stipulation"), and as supplemented by that certain Amended Restated Note Proceeds Transfer Agreement dated July 7, 1995 (the "Amended Restated Transfer Agreement"), and due June 30, 1996, owned by the Payors".

         2. We repeat and reaffirm all of our representations, warranties and covenants, as well as our grant of a security interest, in each case contained in the Security Agreement as modified by this letter.

         3. Except as specifically modified hereby, the Security Agreement will remain in full force and effect. Nothing in this letter shall affect or impair the lien of the Security Agreement as to any of the obligations secured by it prior to giving effect to this letter. No reference need be made to this letter in any instrument or document referring to the Security Agreement, any reference to the Security Agreement in any such instrument or document to be deemed a reference to the Security Agreement as modified by this letter.


                Very truly yours,

                KEMPER ASSET HOLDINGS, INC.


                By:
                    -----------------------
                Its:
                    -----------------------

Accepted and agreed to:

                THE BANK OF NEW YORK, as
                  Administrative Agent and
                    Issuing Bank


                By:
                    -----------------------
                Its:
                    -----------------------




     ATTACHMENT E


     INVESTORS FIDUCIARY TRUST COMPANY

July 7, 1995


The Bank of New York, as            Kemper Asset Holdings, Inc.
 Administrative Agent               ("KAHI")
(the "Lenders' Agent")
One Wall Street                     One Kemper Drive, C-2
New York, New York 10286            Long Grove, Illinois 60049
Attention:                          Attention:
Benjamin L. Balkind,                John H. Fitzpatrick,
Assistant Vice President            Vice President



Gentlemen:

     We are a financial intermediary that in the course of our business regularly accepts financial instruments that are of the same type as those certain County of Orange, State of California (the "County"), 1994-95 Taxable Notes dated July 8, 1994 (the "Notes") as a custodial service for our customers and which regularly maintains accounts in the name of our customers reflecting their ownership of or interests in such instruments. We have been advised that the Notes are to be amended by that certain Second Amended Note Modification and Extension Agreement dated June 27, 1995, made in reference to and incorporated into that certain Second Amended Stipulation of Settlement and Agreement Respecting Note Debt of the County of Orange dated June 27, 1995.

1. Our books and records reflect the interest of the following parties (the "Funds") in the following respective principal amounts of the Notes:

                                                          Principal
                                                          Amount
                                                          Attributable to
           Fund                                           Fund's Interest

Kemper Money Market Fund - Money Market Portfolio          $100,000,000
Cash Equivalent Fund - Money Market Portfolio               $80,000,000
Kemper Portfolios - Cash Reserves Fund                      $10,000,000
Cash Account Trust - Money Market Portfolio                  $5,000,000
Kemper Investors Fund - Money Market Portfolio               $3,000,000
                                                           ============
                                          Total:           $198,000,000


2. We acknowledge receipt of written notice that (i) the Funds have agreed, on the terms and conditions set forth in their Amended Restated Note Proceeds Transfer Agreement with KAHI dated as of July 7, 1995 (the "Note Proceeds Transfer Agreement") (the copy of which we received serves as our notice), to transfer from time to time to KAHI or KAHI's agent all or part of their interest in the Notes and (ii) pursuant to a Pledge and Security Agreement, dated as of January 26, 1995 from KAHI to the Lender's Agent (the copy of which we received serves as our notice), as amended by the First Amendment to Pledge and Security Agreement, dated as of February 27, 1995, and the Second Amendment to Pledge and Security Agreement, dated as of July 7, 1995 (as so amended, the "Pledge and Security Agreement"), KAHI has assigned to the Lenders' Agent KAHI's right to receive transfer of such interest as collateral for certain obligations described in the Pledge and Security Agreement.

3. We will mark our books and records to reflect the existence of the Note Proceeds Transfer Agreement and the Pledge and Security Agreement. However, we shall not be obliged by such agreements to take or omit to take any action, and we will continue to comply fully with any instruction of any Fund concerning the Notes of such Fund pursuant to our Custody Agreement with such Fund.

4. We will make such other notations with respect to the Notes from time to time in the Fund's books and records as reasonably directed by the Funds pursuant to our Custody Agreement with each of the Funds.

5. By signing the acknowledgment below, the Funds have consented to our delivery of this document and to our actions described above.

6. This letter may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same letter. It shall not be necessary in making proof of this letter to produce or account for more than one counterpart signed by the party to be charged.

Very truly yours,

INVESTORS FIDUCIARY TRUST
  COMPANY


By:
    ----------------------------
Its:
    ----------------------------


ACKNOWLEDGED this 7th day of July, 1995
by the undersigned:

KEMPER MONEY MARKET FUND
CASH EQUIVALENT FUND
KEMPER PORTFOLIOS
CASH ACCOUNT TRUST
KEMPER INVESTORS FUND


By:
    ----------------------------
Its:
    ----------------------------



     ATTACHMENT F

     FORM OF LETTER OF CREDIT AMENDMENT


OUR NO.
S000
    ------

DATE:
July __, 1995

BENEFICIARY:         APPLICANT:

- -----------------    KEMPER ASSET HOLDINGS, INC.

- -----------------    ---------------------------

- -----------------    ---------------------------
DATE OF ORIGINAL ISSUE:          AMENDMENT DATE:

- ------------------,1995          JULY __, 1995


GENTLEMEN/LADIES:

THE ABOVE MENTIONED LETTER OF CREDIT, INCLUDING ANY PREVIOUS AMENDMENTS, IS AMENDED AS FOLLOWS:

1. The amount contained in the top right corner of page 1 of the Letter of Credit beneath the date is changed from "**U.S. $_________" to "**U.S. $___________".

2. The date contained in clause (i) on page 1 of the Letter of Credit is changed from "July 17, 1995" to "July 7, 1996".

3. The Original Stated Amount contained on page 1 of the Letter of Credit is amended to read " _____________".

4. The parenthetical contained beginning in the fourteenth line from the bottom of page 1 of the Letter of Credit is amended to delete the phrase "on such accrual" and to add the following within said parenthetical after the words "Bankruptcy Code":

     "or resulting from any reservation of rights retained by the County of Orange under the Rollover Agreement or Stipulation, as defined below, including, without limitation, any right to suspend or cease accruing or paying interest or payment of principal".

5. The description of the Notes contained on page 1 of the Letter of Credit is amended to add the following after the word "Beneficiary" contained in the eleventh line from the bottom of said page:

     ", as amended by that certain Second Amended Note Modification and Extension Agreement dated June 27, 1995 (the "Rollover Agreement"), made in reference to and incorporated into that certain Second Amended Stipulation of Settlement and Agreement Respecting Note Debt of the County of Orange dated June 27, 1995 (the "Stipulation"), and, for purposes hereof, as supplemented by that certain Amended Restated Note Proceeds Transfer Agreement dated July 7, 1995 (the "Amended Restated Transfer Agreement") and due June 30, 1996".

6. The limitation on the amount of accrued interest that may be drawn under the Letter of Credit on page 1 thereof is changed from "...no more than $________" to "...no more than $_______".

7. The maturity date appearing in clause (iii) in the carryover paragraph at the top of page 2 of the Letter of Credit is changed from "July 10, 1995" to "June 30, 1996".

8. The first paragraph of each Annex to the Letter of Credit is amended to add ", as amended" after the date "January 26, 1995" contained therein.

9. In addition, (i) paragraph 1 of Annex A to the Letter of Credit is amended to delete the words "from the obligor" in the first and second lines thereof and to change "1995" contained after the blank in the third line thereof to "19__", and (ii) Annex E is amended to change "1995" contained in the second paragraph thereof to "19__".

IF THIS AMENDMENT IS TO BE REJECTED,
BENEFICIARY'S SIGNED STATEMENT TO THAT EFFECT IS
REQUIRED.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE
ABOVE CREDIT AND MUST BE ATTACHED THERETO.


YOURS VERY TRULY,




AUTHORIZED SIGNATURE